UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2007
eTelecare Global Solutions, Inc.
(Exact name of registrant as specified in its charter)
001-33362
(Commission File Number)

Philippines (State or other jurisdiction of incorporation)	98-0467478 (I.R.S. Employer Identification No.)
31st Floor CyberOne Building, Eastwood City, Cyberpark,
Libis, Quezon City 1110
Philippines
(Address of principal executive offices, with zip code)
63 (2) 916 5670
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.
On September 25, 2007, eTelecare Global Solutions, Inc. (the “Company”) entered into Purchase Order 3 between the Company and AT&T Mobility LLC (f/k/a Cingular Wireless) effective as of August 1, 2007 (the “Purchase Order”). The Purchase Order extends the term of the Call Center Services Statement of Work dated June 15, 2005 to October 31, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eTELECARE GLOBAL SOLUTIONS, INC.
Date: October 1, 2007	By:	/s/ J. Michael Dodson
J. Michael Dodson
Chief Financial Officer